Putnam VT Growth Opportunities Fund
The fund's portfolio
9/30/19 (Unaudited)

COMMON STOCKS (99.4%)(a)
	Shares	Value
Aerospace and defense (4.2%)
Boeing Co. (The)	30,691	$11,677,005
Northrop Grumman Corp.	35,850	13,436,222
TransDigm Group, Inc.	19,781	10,299,373

		35,412,600
Biotechnology (0.7%)
Vertex Pharmaceuticals, Inc.(NON)	34,059	5,770,276

		5,770,276
Capital markets (1.6%)
Intercontinental Exchange, Inc.	141,850	13,088,500

		13,088,500
Chemicals (3.0%)
Linde PLC	57,178	11,076,522
Sherwin-Williams Co. (The)	24,931	13,708,809

		24,785,331
Commercial services and supplies (2.0%)
Edenred (France)	92,598	4,443,826
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $44) (Private) (Germany)(NON)(F)(RES)	33	27
New Middle East Other Assets GmbH (acquired 8/2/13, cost $19) (Private) (Germany)(NON)(F)(RES)	14	11
Waste Connections, Inc.	132,055	12,149,060

		16,592,924
Consumer finance (0.2%)
Oportun Financial Corp. (acquired 6/23/15 to 9/18/18, cost $2,752,843) (Private)(NON)(F)(RES)	87,862	1,282,609

		1,282,609
Entertainment (2.3%)
Live Nation Entertainment, Inc.(NON)(S)	203,402	13,493,689
Netflix, Inc.(NON)	20,646	5,525,283

		19,018,972
Equity real estate investment trusts (REITs) (2.5%)
American Tower Corp.(R)	93,478	20,670,790

		20,670,790
Food and staples retail (1.1%)
Walmart, Inc.	75,465	8,956,186

		8,956,186
Food products (1.0%)
McCormick & Co., Inc. (non-voting shares)	53,954	8,433,010

		8,433,010
Health-care equipment and supplies (4.6%)
Danaher Corp.	138,264	19,969,470
IDEXX Laboratories, Inc.(NON)	55,046	14,968,659
Intuitive Surgical, Inc.(NON)	5,924	3,198,545

		38,136,674
Health-care providers and services (1.5%)
UnitedHealth Group, Inc.	58,907	12,801,669

		12,801,669
Hotels, restaurants, and leisure (0.7%)
Planet Fitness, Inc. Class A(NON)	99,978	5,785,727

		5,785,727
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $44) (Private) (Germany)(NON)(F)(RES)	66	54

		54
Industrial conglomerates (2.5%)
Honeywell International, Inc.	70,584	11,942,813
Roper Technologies, Inc.	26,285	9,373,231

		21,316,044
Insurance (0.7%)
AIA Group, Ltd. (Hong Kong)	618,937	5,847,670

		5,847,670
Interactive media and services (6.5%)
Alphabet, Inc. Class C(NON)	32,836	40,027,084
Facebook, Inc. Class A(NON)	80,932	14,412,371

		54,439,455
Internet and direct marketing retail (7.8%)
Amazon.com, Inc.(NON)	28,916	50,195,574
Booking Holdings, Inc.(NON)	7,505	14,729,388
Global Fashion Group SA (acquired 8/2/13, cost $2,106,383) (Private) (Luxembourg)(NON)(F)(RES)	9,322	19,167

		64,944,129
IT Services (12.5%)
Fidelity National Information Services, Inc.	132,723	17,620,305
Mastercard, Inc. Class A	88,601	24,061,374
Okta, Inc.(NON)	26,580	2,617,067
PayPal Holdings, Inc.(NON)	245,028	25,382,451
Visa, Inc. Class A(S)	201,056	34,583,643

		104,264,840
Life sciences tools and services (3.6%)
Illumina, Inc.(NON)	17,398	5,292,820
IQVIA Holdings, Inc.(NON)	70,542	10,537,564
Lonza Group AG (Switzerland)	30,289	10,239,476
Mettler-Toledo International, Inc.(NON)(S)	6,066	4,272,890

		30,342,750
Media (2.0%)
Charter Communications, Inc. Class A(NON)	39,670	16,348,800

		16,348,800
Personal products (1.1%)
Estee Lauder Cos., Inc. (The) Class A	48,326	9,614,458

		9,614,458
Pharmaceuticals (0.9%)
Merck & Co., Inc.	89,247	7,512,812

		7,512,812
Professional services (2.0%)
CoStar Group, Inc.(NON)	28,656	16,998,739

		16,998,739
Road and rail (1.5%)
Union Pacific Corp.	77,088	12,486,714

		12,486,714
Semiconductors and semiconductor equipment (2.4%)
NVIDIA Corp.	23,416	4,076,023
Texas Instruments, Inc.	122,375	15,815,745

		19,891,768
Software (18.4%)
Adobe, Inc.(NON)	54,916	15,170,545
Coupa Software, Inc.(NON)	23,650	3,064,331
Dassault Systemes SA (France)	55,330	7,885,134
DocuSign, Inc.(NON)	92,967	5,756,517
Microsoft Corp.	578,533	80,433,443
RealPage, Inc.(NON)	119,273	7,497,501
Salesforce.com, Inc.(NON)	144,492	21,448,392
ServiceNow, Inc.(NON)	47,673	12,101,791

		153,357,654
Specialty retail (3.4%)
Home Depot, Inc. (The)	94,994	22,040,508
TJX Cos., Inc. (The)	119,367	6,653,517

		28,694,025
Technology hardware, storage, and peripherals (5.8%)
Apple, Inc.	217,909	48,805,079

		48,805,079
Textiles, apparel, and luxury goods (2.9%)
lululemon athletica, Inc. (Canada)(NON)	43,668	8,407,400
NIKE, Inc. Class B	167,070	15,691,210

		24,098,610

Total common stocks (cost $511,026,110)		$829,698,869

CONVERTIBLE PREFERRED STOCKS (0.4%)(a)
	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $3,808,373) (Private)(NON)(F)(RES)	112,616	$3,088,269

Total convertible preferred stocks (cost $3,808,373)		$3,088,269

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	430	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (3.0%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 2.15%(AFF)	22,004,832	$22,004,832
Putnam Short Term Investment Fund 2.05%(AFF)	3,292,917	3,292,917

Total short-term investments (cost $25,297,749)		$25,297,749
TOTAL INVESTMENTS

Total investments (cost $540,132,232)		$858,084,887

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $835,047,535.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,390,137, or 0.5% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$52,673,575	$190,519,439	$221,188,182	$684,111	$22,004,832
	Putnam Short Term Investment Fund**	15,340,544	117,618,282	129,665,909	108,420	3,292,917

	Total Short-term investments	$68,014,119	$308,137,721	$350,854,091	$792,531	$25,297,749
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $22,004,832, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $21,328,243.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$89,807,227	$—	$—
Consumer discretionary	123,503,324	—	19,221
Consumer staples	27,003,654	—	—
Financials	18,936,170	—	1,282,609
Health care	94,564,181	—	—
Industrials	102,806,983	—	38
Information technology	326,319,341	—	—
Materials	24,785,331	—	—
Real estate	20,670,790	—	—

Total common stocks	828,397,001	—	1,301,868
Convertible preferred stocks	—	—	3,088,269
Warrants	—	—	—
Short-term investments	3,292,917	22,004,832	—

Totals by level	$831,689,918	$22,004,832	$4,390,137
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 12/31/18	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 9/30/19
Common stocks*:
Consumer discretionary	$458,115	$—	$—	$(438,894)	$—	$—	$—	$—	$19,221
Financials	2,072,288	—	—	(789,679)	—	—	—	—	1,282,609
Industrials	40	—	—	(2)	—	—	—	—	38

Total common stocks	2,530,443	—	—	(1,228,575)	—	—	—	—	1,301,868
Convertible preferred stocks	5,492,282	—	—	(2,404,013)	—	—	—	—	3,088,269

Totals	$8,022,725	$—	$—	$(3,632,588)	$—	$—	$—	$—	$4,390,137
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $3,632,588 related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private Equity	$3,088,269	Market price	Liquidity discount	10%	Decrease
Private Equity	$1,282,609	Market price	Liquidity discount	10%	Decrease
Private Equity	$92	Market transaction price	Liquidity discount	25%	Decrease
Private Equity	$19,167	Market price	Liquidity discount	10%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com